UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant  [    ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[X]  Soliciting Material Pursuant to Section 240.14a-12

                                   ICON FUNDS
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          (Name of Person(s) Filing Proxy Statement, if other than the
                                  Registrant)

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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                                   ICON FUNDS
                                  PROXY UPDATE

                     Important Information About The ICON Funds Proxy
                            Your Clients Will Receive

Proxies will be mailed the week of September 25, 2002 to registered shareholders of the ICON Funds as of September 10, 2002. Your clients are invested in various ICON Funds as a direct shareholder or as a result of their investment in certain Meridian Investment Management portfolios. This Proxy Update describes the issues your clients, as shareholders of the ICON Funds, are being asked to vote on and is intended to help you answer questions from your clients.

On August 12, 2002, the ICON Funds Board of Trustees approved filing a proxy seeking shareholder approval of two proposals:

o     To elect four Trustees to the Board
o     To Approve Changes in the ICON Funds' fundamental investment policies

We have included a copy of the Proxy Statement for your information.

To avoid phone calls from the proxy solicitation service and to help the Funds avoid the costs associated with using the proxy solicitor, please urge your clients to vote as soon as possible.

                                   [ICON LOGO]

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                              QUESTIONS AND ANSWERS

Why are my clients being asked to vote?

Mutual funds are required to obtain shareholders' votes for certain types of changes, like those included in this Proxy Statement. As shareholders of the ICON Funds, your clients have a right to vote on these changes.

What issues are my clients being asked to vote on?

The proposals include the election of four Trustees to the Board and certain changes to the Trust's fundamental investment policies.

What are the responsibilities of the Board of Trustees?

The Board of Trustees is responsible for the general oversight of the Trust's business. The Board represents the shareholders and can exercise all of the Trust's powers, except those reserved only for shareholders. The Board, for example, periodically reviews the investment performance of the Funds as well as the quality of other services provided to the Funds.

Why are Trustees being elected?

Three Trustees currently serve on the Board of the Trust. The Board has determined that the Trust would benefit from a larger Board. The Board feels that it would be beneficial to increase the number of Trustees to six and would be beneficial to have new Trustees with a wide variety of backgrounds and experiences to help decide issues faced by the Board.

Expansion of the Board requires shareholder approval because, under the Investment Company Act of 1940 ("1940 Act"), the Board may fill vacancies or appoint new Trustees only if, immediately after, at least two-thirds of the Trustees will have been elected by shareholders.

The Proxy Statement includes a brief description of each nominee's history and current position with the Trust, if applicable. The Proxy Statement also includes a brief description of those Trustees that have previously been elected to the Board.

Why are some of the Trust's  "fundamental  policies"  being  changed or removed?

Every mutual fund has certain investment policies that can be changed only with the approval of its shareholders. These are referred to as "fundamental" investment policies.

In some cases, the fundamental policies of the Funds were adopted when the Trust was established in 1996 to reflect regulatory, business, or industry conditions that no longer exist or no longer are necessary. In other cases, advances in the securities markets and the economy have created different procedures and techniques that affect the Trust's operations.

By reducing the number of fundamental policies the Trust may be able to minimize the costs and delays of future shareholder meetings. In addition, Meridian's ability to manage the Trust's assets may be enhanced.

The proposed amendments will:
o Reclassify those fundamental policies that are not required to be fundamental by the 1940 Act as "non-fundamental" policies;
o Simplify and modernize the policies that are required to be fundamental by the 1940 Act; and
o Remove fundamental policies that are no longer required by the securities laws of individual states.

Why are some "fundamental" policies being reclassified as "non-fundamental" policies?

As previously noted, some "fundamental" policies have been redefined as "non-fundamental" policies. Non-fundamental policies require the approval of the Board to be changed, but do not require shareholder approval. This gives the Trust's Board additional flexibility to quickly respond to industry changes.

How can my clients vote their shares?

ICON Funds offers your clients a variety of ways to vote. The Shareholder Meeting will be held at Meridian's offices in Greenwood Village, Colorado on November 1, 2002. ICON Funds has retained Georgeson Shareholder Communications, Inc. ("GSC"), a professional proxy solicitor, to assist with the solicitation. GSC may begin calling your clients who have not voted to remind them to vote. To avoid such phone calls, we suggest you urge your clients to vote early, as each vote is important.

                                   HOW TO VOTE

                                      Brokers' and Advisers' Clients whose
                                      accounts are established on various
                                      platforms (for ex. Schwab, Datalynx,
ICON Funds Direct Shareholders        Fidelity) and are Beneficial Owners.

By Phone:                             By Phone:
Registered shareholders can vote by   Non-objecting Beneficial Owners can
calling 1-800-690-6903. Note that     vote by calling 1-800-454-8683.
your clients cannot vote by calling   Note that your clients cannot vote
ICON Funds or US Bancorp Mutual       by calling ICON Funds or US Bancorp
Funds Services, the Funds'            Mutual Funds Services, the Funds'
shareholder servicing agent. Please   shareholder servicing agent.
be aware that shareholders voting by  Please be aware that shareholders
telephone will be asked several       voting by telephone will be asked
questions for identification          several questions for identification
purposes, including their current     purposes, including their current
address and zip code.                 address and zip code.

By Phone:                             By Phone:
(through the Funds' Proxy Solicitor)  (through the Funds' Proxy Solicitor)
If your clients have questions about  If your clients have questions
the substance of the proxy or need    about the substance of the proxy or
assistance in voting, they can call   need assistance in voting, they can
GSC, the Funds' proxy solicitor,      call GSC, the Funds' proxy solicitor,
toll free at 1-866-444-1088.          toll free at 1-866-444-1088. Shareholders
Shareholders can also choose to cast  can also choose to cast their vote with
their vote with GSC at the time of    GSC at the time of their call.
their call.

By Mail:                              By Mail:
Registered shareholders can vote      Registered shareholders can vote
through the mail by returning their   through the mail by returning their
proxy card in the postage-paid        proxy card in the postage-paid
envelope provided in the proxy        envelope provided in the proxy
mailing.                              mailing.

By Internet:                          By Internet:
Registered shareholders can vote on   Beneficial shareholders can vote on
www.proxyweb.com by following the     www.proxyvote.com by following the
instructions provided in the proxy    instructions provided in the proxy
mailing.  Shareholders will then be   mailing. Shareholders will then be
prompted to enter the control number prompted to enter the control printed on their proxy card and will number printed on their proxy card
be able to immediately cast their     and will be able to immediately
vote on each proposal.                cast their vote on each proposal.

                             ADDITIONAL INFORMATION

Please contact us at 1-888-389-4266 or GSC, the Funds' proxy solicitor, toll free at 1-866-444-1088 if you have additional questions.


[ICON Funds Logo]
Toll Free: 888 389-4266
Facsimile: 303 790-8246

www.iconfunds.com

5299 DTC Boulevard Suite 1200
Greenwood Village, CO  80111

(C)2002  Meridian Clearing Corporation, ICON Funds Distributor.